UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Chicago Mercantile Exchange Holdings Inc.

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20 South Wacker Drive

Chicago, Illinois 60606

February     , 2004

Dear Class B Shareholders:

You are cordially invited to attend a special meeting of the holders of Class B common stock of Chicago Mercantile Exchange Holdings Inc. The meeting will be held at              p.m., Central Time, on Tuesday, March 16, 2004, in                                 , located at                                 , Chicago, Illinois.

At the special meeting, you will be asked to consider and vote on the following proposal:

To give the Board of Directors the authority, but not the obligation, to transition trading in an orderly fashion in the first and second near-by quarterly expiration Eurodollar futures contract months to our GLOBEX® electronic trading system as follows:

(1) in the first near-by quarterly expiration Eurodollar futures contract month, if trading volume on GLOBEX in the first near-by quarterly expiration Eurodollar futures contract during regular trading hours, RTH, (i) is less than 25 percent of total RTH trading volume in the contract for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004 or (ii) for the period subsequent to April 30, 2004, is less than 25 percent of total RTH trading volume in the contract during three consecutive five day trading periods, as measured on the last full day of each trading week (in each case including the last day of the week); and

(2) in the second near-by quarterly expiration Eurodollar futures contract month, if trading volume on GLOBEX in the second near-by quarterly expiration Eurodollar futures contract during RTH (i) is less than 20 percent of total RTH trading volume in the contract for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004 or (ii) for the period subsequent to April 30, 2004, is less than 20 percent of total RTH trading volume in the contract during three consecutive five day trading periods, as measured on the last full day of each trading week (in each case including the last day of the week).

Total RTH trading volume in the applicable contract will be calculated as open outcry pit trading plus GLOBEX, excluding any pack, bundle or spread that includes any contract other than the two near-by contracts (as of April 30, 2004, the June 2004 and September 2004 contracts). In addition, with respect to the calculation of total RTH trading volume in the second near-by quarterly expiration Eurodollar futures contract, we will suspend the calculation for the four weeks immediately following the expiration of the near-by futures contract.

If the proposal is approved, the Board of Directors shall have the authority, but not the obligation, to transition the trading in an orderly fashion in the two near-by quarterly expiration Eurodollar futures contract months to GLOBEX, if electronic trading volume in the applicable contract is less than the established percentage threshold for the five trading days ending on, and including, April 30, 2004, or if on an ongoing basis after April 30, 2004, electronic trading volume in the applicable contract month falls below the established threshold for three consecutive five day trading periods as described above.

Under our certificate of incorporation, we are required to maintain open outcry floor trading on our exchange for a particular traded product, including our Eurodollar futures contracts, as long as the open outcry market is “liquid.” While the moving of the first two near-by quarterly expiration Eurodollar futures contracts is not considered a closing of Eurodollar open outcry floor trading, the Board has determined that it is in the best interests of the company and its Class B shareholders to seek the approval of our Class B shareholders. Our board of directors has carefully considered the proposal and believes that it is necessary to the achievement of important business objectives and is in the best interest of all of our shareholders. Our Board of Directors has approved the proposal and recommends that you vote “FOR” the proposal at the special meeting.

This solicitation is being made on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. This letter and the accompanying proxy statement and proxy card are first being mailed to holders of our Class B common stock on or about February         , 2004. The accompanying proxy statement describes the proposal in more detail. We encourage you to read the entire document carefully.

Your vote is very important. You are entitled to notice of and to vote at the special meeting only if you were a shareholder of record of our Class B common stock at the close of business on February 20, 2004. We urge you to vote by signing, dating and mailing the enclosed proxy card before the meeting, even if you plan to attend the meeting. You also may vote by telephone or over the Internet by following the instructions on the enclosed proxy card.

Sincerely,

Terrence A. Duffy Chairman of the Board	Craig S. Donohue Chief Executive Officer

20 South Wacker Drive

Chicago, Illinois 60606

Notice of Special Meeting of Holders of Class B Common Stock

March 16, 2004

The special meeting of holders of Class B common stock of Chicago Mercantile Exchange Holdings Inc. will be held at         , p.m., Central Time, on Tuesday, March 16, 2004, in                             , located at                             , Chicago, Illinois, to consider and vote on the following proposal:

To give the Board of Directors the authority, but not the obligation, to transition trading in an orderly fashion in the first and second near-by quarterly expiration Eurodollar futures contract months to our GLOBEX® electronic trading system as follows:

(1) in the first near-by quarterly expiration Eurodollar futures contract month, if trading volume on GLOBEX in the first near-by quarterly expiration Eurodollar futures contract during regular trading hours, RTH, (i) is less than 25 percent of total RTH trading volume in the contract for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004 or (ii) for the period subsequent to April 30, 2004, is less than 25 percent of total RTH trading volume in the contract during three consecutive five day trading periods, as measured on the last full day of each trading week (in each case including the last day of the week); and

(2) in the second near-by quarterly expiration Eurodollar futures contract month, if trading volume on GLOBEX in the second near-by quarterly expiration Eurodollar futures contract during RTH (i) is less than 20 percent of total RTH trading volume in the contract for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004 or (ii) for the period subsequent to April 30, 2004, is less than 20 percent of total RTH trading volume in the contract during three consecutive five day trading periods, as measured on the last full day of each trading week (in each case including the last day of the week).

Total RTH trading volume in the applicable contract will be calculated as open outcry pit trading plus GLOBEX, excluding any pack, bundle or spread that includes any contract other than the two near-by contracts (as of April 30, 2004, the June 2004 and September 2004 contracts). In addition, with respect to the calculation of total RTH trading volume in the second near-by quarterly expiration Eurodollar futures contract, we will suspend the calculation for the four weeks immediately following the expiration of the near-by futures contract.

The proposal is being submitted to a vote of the holders of Class B common stock. In the proxy statement, we refer to this proposal as the “proposal.” No other business will be transacted at the special meeting other than possible postponements or adjournments of the special meeting.

The accompanying proxy statement describes the proposal in more detail. We encourage you to read the entire document carefully.

You are entitled to notice of and to vote at the special meeting only if you were a shareholder of record of Chicago Mercantile Exchange Holdings Inc. Class B common stock at the close of business on February 20, 2004.

Your vote is important. We urge you to vote your shares promptly, even if you plan to attend the meeting. You may vote over the Internet, by telephone or by returning the enclosed proxy card. Specific instructions on how to vote can be found on the proxy card. Our proxy tabulator, Computershare Investor Services, must receive any proxy that will not be delivered in person to the special meeting by noon, Central Time, on Tuesday, March 16, 2004 in order for your vote to be counted.

By Order of the Board of Directors,

Kathleen M. Cronin

Managing Director, General Counsel and Corporate Secretary

February     , 2004

Chicago, Illinois

2

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

20 South Wacker Drive

Chicago, Illinois 60606

Proxy Statement

GENERAL INFORMATION

When and where is the special meeting?

The special meeting of holders of Class B common stock of Chicago Mercantile Exchange Holdings Inc. will be held on Tuesday, March 16, 2004, at                 , p.m., Central Time, in                     , located at                     , Chicago, Illinois. In this proxy statement, we refer to Chicago Mercantile Exchange Holdings Inc. as “CME Holdings.” In this proxy statement, the terms “we,” “us” and “our” refer to CME Holdings.

All holders of Class B common stock on February 20, 2004, the record date for the special meeting, are invited to attend the special meeting. If you attend, you may be asked to present valid picture identification, such as a driver’s license or passport. Shareholders will not be allowed to use cameras, recording devices and other electronic devices at the meeting.

What is the Board of Directors proposing?

We are asking you to give the Board of Directors the authority, but not the obligation, to transition trading in the first and second near-by quarterly expiration Eurodollar futures contract months in an orderly fashion to our GLOBEX® electronic trading system as follows:

(1) in the first near-by quarterly expiration Eurodollar futures contract month, if trading volume on GLOBEX in the first near-by quarterly expiration Eurodollar futures contract during regular trading hours, RTH, (i) is less than 25 percent of total RTH trading volume in the contract for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004 or (ii) for the period subsequent to April 30, 2004, is less than 25 percent of total RTH trading volume in the contract during three consecutive five day trading periods, as measured on the last full day of each trading week (in each case including the last day of the week); and

(2) in the second near-by quarterly expiration Eurodollar futures contract month, if trading volume on GLOBEX in the second near-by quarterly expiration Eurodollar futures contract during RTH (i) is less than 20 percent of total RTH trading volume in the contract for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004 or (ii) for the period subsequent to April 30, 2004, is less than 20 percent of total RTH trading volume in the contact during three consecutive five day trading periods, as measured on the last full day of each trading week (in each case including the last day of the week).

How will RTH trading volume be calculated?

Total RTH trading volume in the applicable contract will be calculated as open outcry pit trading plus GLOBEX, excluding any pack, bundle or spread that includes any contract other than the applicable near-by contract. As of April 30, 2004, that would mean packs, bundles and spreads, except for spread transactions involving only June 2004 and September 2004 contracts would be excluded from the calculation of total trading volume. In addition, with respect to the calculation of total RTH trading volume in the second near-by quarterly expiration Eurodollar futures contract, we will suspend the calculation for the four weeks immediately following the expiration of the near-by quarterly contract.

Why are we being asked to vote on the proposal?

Under Section 1(b) of Subdivision 2 of Division B of Article Four of our certificate of incorporation, any change, amendment or modification of the terms of Section 3 of that Subdivision 2 shall be submitted to a vote of the holders of our Class B common stock for their consideration and approval. Section 3 contains the exchange’s commitment to maintain floor trading as long as an open outcry market is liquid. While the moving of the first two near-by quarterly expiration Eurodollar contracts is not considered a closing of Eurodollar open outcry floor trading, the Board has determined that it is in the best interests of company and its Class B shareholders to seek the approval of our Class B shareholders. Therefore, we are asking all holders of our Class B common stock to vote on the proposal. We are not amending our charter.

What is the recommendation of the Board of Directors?

Our Board of Directors has approved the proposal and recommends that you vote “FOR” the proposal at the special meeting.

Why is the Board of Directors making the proposal?

Electronic trading is an important element of our growth strategy and now represents more than half of our revenues. In addition to overall demand for electronic trading, electronic trading of Eurodollars on GLOBEX is growing substantially and rapidly. For example, the volume of electronic trading of our Eurodollar futures in January 2004 increased over 200 percent from the same period one year ago and averaged over 100,000 contracts per day for the first time. On February     , 2004 trading in the June 2004 and September 2004 Eurodollar futures contracts represented approximately        percent and        percent, respectively, of total RTH trading volume in the applicable contract. We believe that if the trading volume in these contracts reaches the applicable percentage thresholds in the proposal, the market will continue to transition naturally. However, if our volume and liquidity decreases, we need to be able to take steps to effectively compete with other exchanges offering competing Eurodollar futures contracts. For example, Euronext.liffe has stated that it will launch contracts in direct competition with our Eurodollar futures contracts beginning on March 18, 2004. These contracts will trade exclusively on an electronic platform. We believe that the proposal submitted for your approval will provide us with the required flexibility. The proposal is consistent with our growth strategy and is aimed to ensure the liquidity of our Eurodollar market.

When will the proposal be effective?

If the proposal is approved, the Board of Directors shall have the authority, but not the obligation, to transition the trading in an orderly fashion in the two near-by quarterly expiration Eurodollar futures contract months to GLOBEX, if electronic trading volume in the applicable contract is less than the established percentage threshold for the five trading days ending on, and including, April 30, 2004, or if on an ongoing basis after April 30, 2004, electronic trading volume in the applicable contract month falls below the established threshold for three consecutive five day trading periods as described above.

How will we know what the total trading volume on GLOBEX in each of the two near-by quarterly expiration Eurodollar future contracts is during RTH?

We will publish on our Web site the total trading volume on GLOBEX in each of the two near-by quarterly expiration Eurodollar future contracts during RTH as of the end of each day beginning on             , March     , 2004. As soon as practicable after the close of business on April 30, 2004, we will announce by press release the preliminary total trading volume on GLOBEX in each of the two near-by quarterly expiration Eurodollar future contracts during RTH for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004. The calculation of the trading volumes, however, includes trades that may not be recorded until up to two days after April 30, 2004. If we are within one to two percent of the relevant percentage threshold, we may not be able to announce whether the minimum percentage thresholds have been exceeded until after April 30, 2004.

Who is entitled to vote?

You may vote only if you owned shares of Class B common stock of CME Holdings as of the close of business on February 20, 2004, the record date for the special meeting. Holders of our Class A common stock are not entitled to notice of or vote at the special meeting. The table below shows how many shares of our Class B common stock were outstanding on the record date and the number of votes to which each share is entitled on the proposal on which shareholders of our Class B common stock will vote at the special meeting:

Class of Class B Common Stock	Number of Outstanding Shares	Number of Votes Per Share
Class B-1	625	6
Class B-2	813	2
Class B-3	1,287	1
Class B-4	413	1/6

How do I vote?

You may vote by proxy or in person at the special meeting. If you want to vote by proxy, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope, or promptly cast your vote by telephone or over the Internet. If you plan to attend the meeting and vote in person, we will give you a ballot when you arrive.

If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for, against or abstain on the proposal.

Your vote is important. Whether or not you plan to attend the special meeting, we urge you to vote your shares by completing, signing, dating and mailing the enclosed proxy card in the accompanying envelope. You may also cast your vote by telephone by calling the number on your proxy card or electronically over the Internet by going to the Web site designated on your proxy card. Voting by proxy will not affect your right to attend the meeting and vote your shares in person.

What if I return my proxy card but do not provide voting instructions?

If you sign, date and return the proxy card without indicating your instructions on how to vote your shares, your shares will be voted “FOR” the proposal.

No other business will be transacted at the special meeting other than possible postponements or adjournments. In the event of a motion to postpone or adjourn the meeting, your proxies will vote in accordance with their best judgment.

Can I change my mind after I vote?

Yes. If you attend the meeting, you may change your vote at any time before the voting closes at the meeting. If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in the following ways:

•	You may sign and deliver another proxy with a later date;

•	You may vote by telephone or over the Internet at a later date;

•	You may deliver a written revocation to our Corporate Secretary, Kathleen M. Cronin, before the special meeting; or

•	You may attend the meeting and vote in person.

•	Your most current vote is the one that is counted. Simply attending the meeting will not automatically revoke your proxy. You must vote in person at the meeting in order to revoke your proxy.

If you do not attend the special meeting, your vote or revocation must be received by our proxy tabulator, Computershare Investor Services, by noon, Central Time, on Tuesday, March 16, 2004 to be counted.

Is my vote confidential?

All proxies, ballots and tabulations that identify the vote of a particular shareholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements. Representatives of Computershare Investor Services, our transfer agent, will act as the inspectors of election and will count the votes.

Comments written on proxy cards or ballots may be provided by Computershare to our Corporate Secretary, Kathleen M. Cronin, with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary in order to understand the comment. At our request, the inspectors of election may provide us with a list of shareholders who have not voted and periodic status reports on the aggregate vote. These status reports may include breakdowns of vote totals by different types of shareholders, although it is expected that we will not be able to determine how individual shareholders voted.

How many votes are needed to approve the proposal?

Assuming that a quorum is present, a majority of the aggregate votes cast by the holders of the Class B common stock present, in person or by proxy, and voting at the special meeting, is required to approve the proposal. A quorum consists of one-third of the aggregate votes entitled to be cast by the holders of the Class B common stock. Proxies marked “abstain” will have no effect on the outcome of any shareholder vote on the proposal.

PROPOSAL

The board of directors is asking your approval of the following proposal:

To give the Board of Directors the authority, but not the obligation, to transition trading in an orderly fashion in the first and second near-by quarterly expiration Eurodollar futures contract months to our GLOBEX electronic trading system as follows:

(1) in the first near-by quarterly expiration Eurodollar futures contract month, if trading volume on GLOBEX in the first near-by quarterly expiration Eurodollar futures contract during regular trading hours, RTH, (i) is less than 25 percent of total RTH trading volume in the contract for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004 or (ii) for the period subsequent to April 30, 2004, is less than 25 percent of total RTH trading volume in the contract during three consecutive five day trading periods, as measured on the last full day of each trading week (in each case including the last day of the week); and

(2) in the second near-by quarterly expiration Eurodollar futures contract month, if trading volume on GLOBEX in the second near-by quarterly expiration Eurodollar futures contract during RTH (i) is less than 20 percent of total RTH trading volume in the contract for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004 or (ii) for the period subsequent to April 30, 2004, is less than 20 percent of total RTH trading volume in the contract during three consecutive five day trading periods, as measured on the last full day of each trading week (in each case including the last day of the week).

Total RTH trading volume in the applicable contract will be calculated as open outcry pit trading plus GLOBEX, excluding any pack, bundle or spread that includes any contract other than the two near-by contracts (as of April 30, 2004, the June 2004 and September 2004 contracts). In addition, with respect to the calculation of total RTH trading volume in the second near-by quarterly expiration Eurodollar futures contract, we will suspend the calculation for the four weeks immediately following the expiration of the near-by futures contract.

Since we opened our doors in 1898 as the Chicago Butter and Egg Board, we have thrived on our ability to anticipate customer needs and develop innovative solutions to exceed expectations. As a public company, our strategic initiatives include optimizing our volume, efficiency and liquidity. Our ability to successfully implement these strategies depends in large part on our ability to remain competitive and ensure the deep liquidity in our markets that our customers expect of us.

Electronic trading is an important element of our growth strategy and now represents more than half of our revenues. In addition to overall demand for electronic trading, electronic trading of Eurodollars on GLOBEX is growing substantially and rapidly. For example, the volume of electronic trading of our Eurodollar futures in January 2004 increased over 200 percent from the same period one year ago and averaged over 100,000 contracts per day for the first time. On February     , 2004 trading in the June 2004 and September 2004 Eurodollar futures contracts represented approximately     percent and     percent, respectively, of total RTH trading volume in the applicable contract. We believe that if the trading volume in these contracts reaches the applicable percentage thresholds in the proposal, the market will continue to transition naturally. However, if our volume and liquidity decreases, we need to be able to take steps to effectively compete with other exchanges offering competing Eurodollar futures contracts. For example, Euronext.liffe has stated that it will launch contracts in direct competition with our Eurodollar futures contracts beginning on March 18, 2004. These contracts will trade exclusively on an electronic platform. We believe that the proposal submitted for your approval will provide us with the required flexibility to transition trading to GLOBEX in an orderly fashion. The proposal is consistent with our growth strategy and is aimed to ensure the liquidity of our Eurodollar market.

Expanding our electronic trading is not a new strategy and the proposal is just another step in our approach to increase the trading of our Eurodollar contract on GLOBEX. In addition to the proposal, we are also expanding our GLOBEX market maker program in our electronic Eurodollar futures market by increasing the number of market makers allowed in the program and by extending the program to include our regular trading hour session. Additionally, we will enhance our Eurodollar trading complex to expand our open outcry trading facilities, increase floor access to GLOBEX, expand the use of hand held trading devices, waive the GLOBEX fee for certain local traders and reduce the GLOBEX fee for non-member customers to facilitate Eurodollar futures trading in both our GLOBEX and open outcry markets. We believe these programs will increase overall trading activity in our Eurodollar futures contracts and increase Eurodollar futures trading volumes on GLOBEX.

If the proposal is approved, the Board of Directors shall have the authority, but not the obligation, to transition the trading in an orderly fashion in the two near-by quarterly expiration Eurodollar futures contract months to GLOBEX, if electronic trading volume in the applicable contract is less than the established percentage threshold for the five trading days ending on, and including, April 30, 2004, or if on an ongoing basis after April 30, 2004, electronic trading volume in the applicable contract month falls below the established threshold for three consecutive five day trading periods as described above.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows, as of January 30, 2004, the amount of all classes of common stock beneficially owned by each of our directors and our chief executive officer during the last completed fiscal year and the five most highly compensated executive officers other than the chief executive officer at the end of the last completed fiscal year, and by all directors and executive officers as a group. In general, “beneficial ownership” includes those shares over which a person has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of January 30, 2004. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Beneficial Ownership Table

	Class A			Class B
Name(1)	Number of Shares	Class	Percent of Class	Number of Shares	Class	Percent of Class	Percent of Vote as a Single Class(2)

Terrence A. Duffy(3)	1,190 4,525 4,525 4,525 4,523	A A-1 A-2 A-3 A-4	* * * * *	1 — — 1	B-1 B-2 B-3 B-4	* * * *	*

Craig S. Donohue(4)	5,490 15,000 15,000 15,000 15,000	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

Timothy R. Brennan(5)	— 6,025 6,025 6,025 6,022	A A-1 A-2 A-3 A-4	* * * * *	1 — 1 1	B-1 B-2 B-3 B-4	* * * *	*

Martin J. Gepsman(6)	1,190 1,525 1,525 1,525 1,523	A A-1 A-2 A-3 A-4	* * * * *	— — 1 1	B-1 B-2 B-3 B-4	* * * *	*

Daniel R. Glickman(7)	420 — — — —	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

Scott Gordon(8)	— 18,026 21,025 21,025 21,017	A A-1 A-2 A-3 A-4	* * * * *	2 2 2 1	B-1 B-2 B-3 B-4	* * * *	*

Bruce F. Johnson	1,190 4,525 4,525 4,525 4,523	A A-1 A-2 A-3 A-4	* * * * *	1 — — 1	B-1 B-2 B-3 B-4	* * * *	*

	Class A			Class B
Name(1)	Number of Shares	Class	Percent of Class	Number of Shares	Class	Percent of Class	Percent of Vote as a Single Class(2)
Gary M. Katler(9)	— 1,500 1,500 1,500 1,499	A A-1 A-2 A-3 A-4	* * * * *	— — 1 —	B-1 B-2 B-3 B-4	* * * *	*

Patrick B. Lynch	— 3,000 — 3,000 2,999	A A-1 A-2 A-3 A-4	* * * * *	— 1 — —	B-1 B-2 B-3 B-4	* * * *	*

Leo Melamed	1,290 3,000 3,000 3,000 2,999	A A-1 A-2 A-3 A-4	* * * * *	— 1 — —	B-1 B-2 B-3 B-4	* * * *	*

William P. Miller II	— — — — —	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

John D. Newhouse(10)	— 10,525 10,525 10,525 10,520	A A-1 A-2 A-3 A-4	* * * * *	— 3 1 1	B-1 B-2 B-3 B-4	* * * *	*

James E. Oliff(11)	1,190 3,025 3,025 3,025 3,323	A A-1 A-2 A-3 A-4	* * * * *	— 1 — 1	B-1 B-2 B-3 B-4	* * * *	*

William G. Salatich, Jr.(12)	1,190 4,525 4,525 4,525 4,523	A A-1 A-2 A-3 A-4	* * * * *	1 — — 1	B-1 B-2 B-3 B-4	* * * *	*

John F. Sandner	1,290 25,525 25,525 25,525 25,515	A A-1 A-2 A-3 A-4	* * * * *	3 2 4 1	B-1 B-2 B-3 B-4	* * * *	*

Terry L. Savage(13)	500 — — — —	A A-1 A-2 A-3 A-4	* * * * *	— — — — —	B-1 B-2 B-3 B-4	* * * *	*

	Class A			Class B
Name(1)	Number of Shares	Class	Percent of Class	Number of Shares	Class	Percent of Class	Percent of Vote as a Single Class(2)

Myron S. Scholes	— — — — —	A A-1 A-2 A-3 A-4	* * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

William R. Shepard(14)	1,190 9,025 9,025 9,025 9,021	A A-1 A-2 A-3 A-4	* * * * *	1 1 1 1	B-1 B-2 B-3 B-4	* * * *	*

Howard J. Siegel	— 10,500 10,500 10,500 10,497	A A-1 A-2 A-3 A-4	* * * * *	2 — 1 — —	B-1 B-2 B-3 B-4	* * * *	*

David J. Wescott(15)	— 3,025 3,025 3,025 3,023	A A-1 A-2 A-3 A-4	* * * * *	— 1 — 1	B-1 B-2 B-3 B-4	* * * *	*

Phupinder Gill(4)	3,670 15,000 15,000 15,000 15,000	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

David Gomach(4)	2,490 — — 15,000 15,000	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

Scott Johnston(4)	2,490 15,000 15,000 15,000 15,000	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

James Krause(4)	1,300 15,000 500 15,000 15,000	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

James J. McNulty(16)	1,190 362,149 357,030 382,028 382,027	A A-1 A-2 A-3 A-4	* 6.18 6.52 5.94 6.21%	— — — —	B-1 B-2 B-3 B-4	* * * *	*

	Class A			Class B
Name(1)	Number of Shares	Class	Percent of Class	Number of Shares	Class	Percent of Class	Percent of Vote as a Single Class(2)

Directors and Executive Officers as a group (29 persons)(17)	38,950 537,775 518,505 576,603 576,854	A A-1 A-2 A-3 A-4	* 9.18 9.47 8.96 9.37%	12 12 12 11	B-1 B-2 B-3 B-4	* * * *	6.82%

*	Less than 1%.
(1)	The address for all persons listed in the table is Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606.
(2)	Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented for a vote of shareholders, unless otherwise required by law.
(3)	Includes 25 Class A-1, 25 Class A-2, 25 Class A-3 and 24 Class A-4 shares and one Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.
(4)	Messrs. Gill’s, Donohue’s, Gomach’s, Johnston’s and Krause’s Class A-1, Class A-2, Class A-3 and Class A-4 shares represent shares that each of them could acquire if they exercised the unexercised, vested portion of the option each of them received in May 2001.
(5)	Includes 1,500 Class A-1, 1,500 Class A-2, 1,500 Class A-3 and 1,499 Class A-4 shares and one Class B-3 share held through Brennan Enterprises, an S Corporation of which Mr. Brennan is the owner. Also includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Brennan shares joint ownership, but over which he does not have voting power.
(6)	Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Gepsman shares joint ownership and has voting power.
(7)	Includes 420 Class A shares held in an irrevocable trust over which Mr. Glickman exercises voting and investment power.
(8)	Includes one Class A-1, 3,000 Class A-2, 3,000 Class A-3, and 2,999 Class A-4 shares held in a trust over which Mr. Gordon has investment and voting power. Also includes 18,025 Class A-1, 18,025 Class A-2, 18,025 Class A-3, 18,018 Class A-4, two Class B-1, two class B-2 and two Class B-3 shares and one Class B-4 share which are owned by Tokyo-Mitsubishi Futures (USA), Inc. over which he exercises voting power. Mr. Gordon disclaims beneficial ownership of the shares owned by Tokyo-Mitsubishi Futures (USA), Inc.
(9)	Includes 1,500 Class A-1, 1,500 Class A-2, 1,500 Class A-3 and 1,499 Class A-4 shares and one Class B-3 share that are held in the name of Mary J. O’Connor but over which Mr. Katler has been granted voting power at this year’s Special Meeting. Mr. Katler disclaims beneficial ownership of these shares.
(10)	Includes 25 Class A-1, 25 Class A-2, 25 Class A-3 and 24 Class A-4 shares and one Class B-4 share as to which Mr. Newhouse shares joint ownership and has voting power. Also includes 10,500 Class A-1, 10,500 Class A-2, 10,500 Class A-3 and 10,496 Class A-4 shares, three Class B-2 shares and one Class B-3 share owned by John F. Newhouse & Company, which is owned by Mr. Newhouse.

(11)	Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Oliff shares joint ownership, but over which he does not have voting power. Excludes 4,500 Class A-1, 2,000 Class A-2, 4,500 Class A-3 and 299 Class A-4 shares and one Class B-1 share and 1,500 Class A-1, 3,000 Class A-2, 3,000 Class A-3 and 599 Class A-4 shares and one Class B-2 share held through two trusts in the names of each of his parents. Mr. Oliff has no voting or ownership power over these trusts, and he disclaims beneficial ownership for the shares held in trust.
(12)	Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Salatich shares joint ownership, but over which he does not have voting power.
(13)	Includes 500 shares held in the Terry Savage Productions, Ltd. Retirement Plan and Trust.
(14)	Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power.
(15)	Includes 25 Class A-1, 25 Class A-2, 25 Class A-3 and 24 Class A-4 shares and one Class B-4 share as to which Mr. Wescott shares joint ownership.
(16)	Mr. McNulty resigned as President and Chief Executive Officer effective December 31, 2003. Mr. McNulty’s ownership includes 24,846 Class A-1, 19,727 Class A-2, 44,726 Class A-3 and 44,725 Class A-4 shares Mr. McNulty received upon exercising a portion of his option received in February 2000. The remainder of Mr. McNulty’s Class A-1, Class A-2, Class A-3 and Class A-4 shares represent the shares that Mr. McNulty could acquire if he exercised the unexercised, vested portion of the option. The number of shares is presented to the nearest whole number that could be received based upon the value of the vested, unexercised portion of the option at January 30, 2004. The option was vested with respect to 80% of the shares subject thereto as of February 7, 2003. The remaining 20% did not vest as Mr. McNulty’s employment ended on December 31, 2003. The total number of shares is determined assuming Mr. McNulty satisfies the exercise price in cash and CME Holdings elects to settle the option entirely with shares of Class A common stock.
(17)	Includes an aggregate of 67,100 Class A-1, 39,100 Class A-2, 82,550 Class A-3 and 82,550 Class A-4 shares that could be acquired upon the exercise of the vested portions of options held by members of the group and 3,100 restricted Class A-1, 3,100 restricted Class A-2, 3,250 restricted Class A-3 and 3,250 restricted Class A-4 shares held by three members of the group.

SECURTITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding each person who, we believe, beneficially owns more than 5% of our outstanding common stock as of January 30, 2004.

Name	Number of Shares		Class	Percent of Class A	Percent of Vote as Single Class(1)
Waddell & Reed Financial, Inc. (2) 6300 Lamar Avenue Overland Park, Kansas 66202	1,649,112	(2)	A	18.19%	5.0%

(1)	Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented for a vote of shareholders, unless otherwise required by law. As a holder of only shares of Class A common stock, Waddell & Reed Financial, Inc. is not entitled to vote on the proposal.
(2)	Information as to Waddell & Reed Financial, Inc. is based upon a report on Schedule 13G filed with the SEC on January 30, 2004. Such report was filed by Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company and Waddell & Reed Ivy Investment Company and indicates that each shareholder has sole power to vote and beneficial ownership of 1,649,112, 1,446,428, 1,446,428, 1,446,428, and 202,684, respectively.

PROXY SOLICITATION

We will pay the costs of soliciting proxies. In addition to mailing proxy solicitation material, our directors and employees also may solicit proxies in person, by telephone or by other electronic means of communication. We will not compensate these directors and employees additionally for this solicitation, but we may reimburse them for any out-of-pocket expenses that they incur in the process of soliciting the proxies. We will arrange for brokers and other custodians, nominees and fiduciaries to forward the solicitation materials to their beneficial owners, and we will reimburse them for any out-of-pocket expenses that they reasonably incur in the process of forwarding the materials. We have retained Morrow & Co., Inc. to aid in the solicitation of proxies. It is estimated that the fee for Morrow & Co. will be approximately $             plus reasonable out-of-pocket costs and expenses.

By Order of the Board of Directors,

Kathleen M. Cronin

Managing Director, General Counsel and Corporate Secretary

Dated: February         , 2004

Preliminary Form of Proxy for Class B-1 Common Stock (CME)

PRELIMINARY PROXY

SPECIAL MEETING OF CLASS B SHAREHOLDERS OF

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Special Meeting of Class B Shareholders on Tuesday, March 16, 2004.

The undersigned hereby appoint(s) Terrence A. Duffy, Craig S. Donohue and Phupinder Gill with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Special Meeting of CME Holdings to be held at              p.m., Central Time, on Tuesday, March 16, 2004, in                         , located at                         , Chicago, Illinois, and any postponement or adjournment thereof (the “Special Meeting”), and to vote all shares of Class B common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 20, 2004, upon the proposal as designated on the reverse side. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL LISTED ON THE REVERSE SIDE. This Proxy, when properly executed, may be voted in the discretion of the proxy upon any matters incident to the conduct of the Special Meeting, including any motion to adjourn or postpone the Special Meeting. The proposal is fully set forth in the Proxy Statement related to the Special Meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

INTERNET AND TELEPHONE VOTING INSTRUCTIONS

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone		To vote using the Internet

(within U.S. and Canada)

❖	Call toll fee 1-xxx-xxx-xxxx in the United States	❖	Go to the following Web site:
	or Canada any time on a touch tone telephone.		WWW.COMPUTERSHARE.COM/US/PROXY
There is NO CHARGE to you for the call.
		❖	Enter the information requested on your
❖	Follow the simple instructions provided by the		computer screen and follow the simple
	recorded message		instructions.

To vote by mail

❖	Mark, sign and date the proxy card

❖	Return the proxy card in the postage-paid envelope provided

HOLDER ACCOUNT NUMBER	PROXY ACCESS NUMBER

If you vote by telephone or Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by noon, Central Time, on March 16, 2004.

THANK YOU FOR VOTING

Holder Account Number

Preliminary Proxy – Chicago Mercantile Exchange Holdings Inc.

PLEASE MARK YOUR VOTE

IN BLUE OR BLACK INK

PROPOSAL

The Board of Directors recommends a vote FOR the following proposal:

To give the Board of Directors the authority, but not the obligation, to transition trading in an orderly fashion in the first and second near-by quarterly expiration Eurodollar futures contract months to our GLOBEX® electronic trading system as follows:

(1) in the first near-by quarterly expiration Eurodollar futures contract month, if trading volume on GLOBEX in the first near-by quarterly expiration Eurodollar futures contract during regular trading hours, RTH, (i) is less than 25 percent of total RTH trading volume in the contract for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004 or (ii) for the period subsequent to April 30, 2004, is less than 25 percent of total RTH trading volume in the contract during three consecutive five day trading periods, as measured on the last full day of each trading week (in each case including the last day of the week); and

(2) in the second near-by quarterly expiration Eurodollar futures contract month, if trading volume on GLOBEX in the second near-by quarterly expiration Eurodollar futures contract during RTH (i) is less than 20 percent of total RTH trading volume in the contract for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004 or (ii) for the period subsequent to April 30, 2004, is less than 20 percent of total RTH trading volume in the contract during three consecutive five day trading periods, as measured on the last full day of each trading week (in each case including the last day of the week).

Total RTH trading volume in the applicable contract will be calculated as open outcry pit trading plus GLOBEX, excluding any pack, bundle or spread that includes any contract other than the two near-by contracts (as of April 30, 2004, the June 2004 and September 2004 contracts). In addition, with respect to the calculation of total RTH trading volume in the second near-by quarterly expiration Eurodollar futures contract, we will suspend the calculation for the four weeks immediately following the expiration of the near-by futures contract.

☐  FOR         ☐  AGAINST         ☐  ABSTAIN

Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Note: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1	Signature 2	Date (mm/dd/yyyy)

Preliminary Form of Proxy for Class B-2 Shares (IMM)

PRELIMINARY P R O X Y

SPECIAL MEETING OF CLASS B SHAREHOLDERS OF

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Special Meeting of Class B Shareholders on Tuesday, March 16, 2004.

The undersigned hereby appoint(s) Terrence A. Duffy, Craig S. Donohue and Phupinder Gill with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Special Meeting of CME Holdings to be held at         p.m., Central Time, on Tuesday, March 16, 2004, in                    , located at                    , Chicago, Illinois, and any postponement or adjournment thereof (the “Special Meeting”), and to vote all shares of Class B common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 20, 2004, upon the proposal as designated on the reverse side. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL LISTED ON THE REVERSE SIDE.This Proxy, when properly executed, may be voted in the discretion of the proxy upon any matters incident to the conduct of the Special Meeting, including any motion to adjourn or postpone the Special Meeting. The proposal is fully set forth in the Proxy Statement related to the Special Meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

INTERNET AND TELEPHONE VOTING INSTRUCTIONS

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone		To vote using the Internet

(within U.S. and Canada)

❖	Call toll fee 1-xxx-xxx-xxxx in the United States	❖	Go to the following Web site:
	or Canada any time on a touch tone telephone.		WWW.COMPUTERSHARE.COM/US/PROXY
There is NO CHARGE to you for the call.
		❖	Enter the information requested on your
❖	Follow the simple instructions provided by the		computer screen and follow the simple
	recorded message.		instructions.

To vote by mail

❖	Mark, sign and date the proxy card.

❖	Return the proxy card in the postage-paid envelope provided.

HOLDER ACCOUNT NUMBER	PROXY ACCESS NUMBER

If you vote by telephone or Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by noon, Central Time, on March 16, 2004.

THANK YOU FOR VOTING

Holder Account Number

Preliminary Proxy – Chicago Mercantile Exchange Holdings Inc.

PLEASE MARK YOUR VOTE

IN BLUE OR BLACK INK

PROPOSAL

The Board of Directors recommends a vote FOR the following proposal:

To give the Board of Directors the authority, but not the obligation, to transition trading in an orderly fashion in the first and second near-by quarterly expiration Eurodollar futures contract months to our GLOBEX® electronic trading system as follows:

(1) in the first near-by quarterly expiration Eurodollar futures contract month, if trading volume on GLOBEX in the first near-by quarterly expiration Eurodollar futures contract during regular trading hours, RTH, (i) is less than 25 percent of total RTH trading volume in the contract for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004 or (ii) for the period subsequent to April 30, 2004, is less than 25 percent of total RTH trading volume in the contract during three consecutive five day trading periods, as measured on the last full day of each trading week (in each case including the last day of the week); and

(2) in the second near-by quarterly expiration Eurodollar futures contract month, if trading volume on GLOBEX in the second near-by quarterly expiration Eurodollar futures contract during RTH (i) is less than 20 percent of total RTH trading volume in the contract for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004 or (ii) for the period subsequent to April 30, 2004, is less than 20 percent of total RTH trading volume in the contract during three consecutive five day trading periods, as measured on the last full day of each trading week (in each case including the last day of the week).

Total RTH trading volume in the applicable contract will be calculated as open outcry pit trading plus GLOBEX, excluding any pack, bundle or spread that includes any contract other than the two near-by contracts (as of April 30, 2004, the June 2004 and September 2004 contracts). In addition, with respect to the calculation of total RTH trading volume in the second near-by quarterly expiration Eurodollar futures contract, we will suspend the calculation for the four weeks immediately following the expiration of the near-by futures contract.

☐  FOR         ☐  AGAINST         ☐  ABSTAIN

Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Note: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1	Signature 2	Date (mm/dd/yyyy)

Preliminary Form of Proxy for Class B-3 Shares (IOM)

PRELIMINARY P R O X Y

SPECIAL MEETING OF CLASS B SHAREHOLDERS OF

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Special Meeting of Class B Shareholders on Tuesday, March 16, 2004.

The undersigned hereby appoint(s) Terrence A. Duffy, Craig S. Donohue and Phupinder Gill with full power to act alone and

with full power of substitution, as proxy of such shareholder(s), to attend the Special Meeting of CME Holdings to be held at         p.m., Central Time, on Tuesday, March 16, 2004, in                    , located at                    , Chicago, Illinois, and any postponement or adjournment thereof (the “Special Meeting”), and to vote all shares of Class B common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 20, 2004, upon the proposal as designated on the reverse side. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL LISTED ON THE REVERSE SIDE. This Proxy, when properly executed, may be voted in the discretion of the proxy upon any matters incident to the conduct of the Special Meeting, including any motion to adjourn or postpone the Special Meeting. The proposal is fully set forth in the Proxy Statement related to the Special Meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

INTERNET AND TELEPHONE VOTING INSTRUCTIONS

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone		To vote using the Internet

(within U.S. and Canada)

❖	Call toll fee 1-xxx-xxx-xxxx in the United States	❖	Go to the following Web site:
	or Canada any time on a touch tone telephone.		WWW.COMPUTERSHARE.COM/US/PROXY
There is NO CHARGE to you for the call.
		❖	Enter the information requested on your
❖	Follow the simple instructions provided by the		computer screen and follow the simple
	recorded message.		instructions.

To vote by mail

❖	Mark, sign and date the proxy card.

❖	Return the proxy card in the postage-paid envelope provided.

HOLDER ACCOUNT NUMBER	PROXY ACCESS NUMBER

If you vote by telephone or Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by noon, Central Time, on March 16, 2004.

THANK YOU FOR VOTING

Holder Account Number

Preliminary Proxy – Chicago Mercantile Exchange Holdings Inc.

PLEASE MARK YOUR VOTE

IN BLUE OR BLACK INK

PROPOSAL

The Board of Directors recommends a vote FOR the following proposal:

To give the Board of Directors the authority, but not the obligation, to transition trading in an orderly fashion in the first and second near-by quarterly expiration Eurodollar futures contract months to our GLOBEX® electronic trading system as follows:

(1) in the first near-by quarterly expiration Eurodollar futures contract month, if trading volume on GLOBEX in the first near-by quarterly expiration Eurodollar futures contract during regular trading hours, RTH, (i) is less than 25 percent of total RTH trading volume in the contract for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004 or (ii) for the period subsequent to April 30, 2004, is less than 25 percent of total RTH trading volume in the contract during three consecutive five day trading periods, as measured on the last full day of each trading week (in each case including the last day of the week); and

(2) in the second near-by quarterly expiration Eurodollar futures contract month, if trading volume on GLOBEX in the second near-by quarterly expiration Eurodollar futures contract during RTH (i) is less than 20 percent of total RTH trading volume in the contract for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004 or (ii) for the period subsequent to April 30, 2004, is less than 20 percent of total RTH trading volume in the contract during three consecutive five day trading periods, as measured on the last full day of each trading week (in each case including the last day of the week).

Total RTH trading volume in the applicable contract will be calculated as open outcry pit trading plus GLOBEX, excluding any pack, bundle or spread that includes any contract other than the two near-by contracts (as of April 30, 2004, the June 2004 and September 2004 contracts). In addition, with respect to the calculation of total RTH trading volume in the second near-by quarterly expiration Eurodollar futures contract, we will suspend the calculation for the four weeks immediately following the expiration of the near-by futures contract.

☐  FOR         ☐  AGAINST         ☐  ABSTAIN

Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Note: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1	Signature 2	Date (mm/dd/yyyy)

Preliminary Form of Proxy for Class B-4 Shares (GEM)

PRELIMINARY P R O X Y

SPECIAL MEETING OF CLASS B SHAREHOLDERS OF

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Special Meeting of Class B Shareholders on Tuesday, March 16, 2004.

The undersigned hereby appoint(s) Terrence A. Duffy, Craig S. Donohue and Phupinder Gill with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Special Meeting of CME Holdings to be held at          p.m., Central Time, on Tuesday, March 16, 2004, in                     , located at                     , Chicago, Illinois, and any postponement or adjournment thereof (the “Special Meeting”), and to vote all shares of Class B common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 20, 2004, upon the proposal as designated on the reverse side. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL LISTED ON THE REVERSE SIDE. This Proxy, when properly executed, may be voted in the discretion of the proxy upon any matters incident to the conduct of the Special Meeting, including any motion to adjourn or postpone the Special Meeting. The proposal is fully set forth in the Proxy Statement related to the Special Meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

INTERNET AND TELEPHONE VOTING INSTRUCTIONS

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone		To vote using the Internet

(within U.S. and Canada)

❖	Call toll fee 1-xxx-xxx-xxxx in the United States	❖	Go to the following Web site:
	or Canada any time on a touch tone telephone.		WWW.COMPUTERSHARE.COM/US/PROXY
There is NO CHARGE to you for the call.
		❖	Enter the information requested on your
❖	Follow the simple instructions provided by the		computer screen and follow the simple
	recorded message.		instructions.

To vote by mail

❖	Mark, sign and date the proxy card.

❖	Return the proxy card in the postage-paid envelope provided.

HOLDER ACCOUNT NUMBER	PROXY ACCESS NUMBER

If you vote by telephone or Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by noon, Central Time, on March 16, 2004.

THANK YOU FOR VOTING

Holder Account Number

Preliminary Proxy – Chicago Mercantile Exchange Holdings Inc.

PLEASE MARK YOUR VOTE

IN BLUE OR BLACK INK

PROPOSAL

The Board of Directors recommends a vote FOR the following proposal:

To give the Board of Directors the authority, but not the obligation, to transition trading in an orderly fashion in the first and second near-by quarterly expiration Eurodollar futures contract months to our GLOBEX® electronic trading system as follows:

(1) in the first near-by quarterly expiration Eurodollar futures contract month, if trading volume on GLOBEX in the first near-by quarterly expiration Eurodollar futures contract during regular trading hours, RTH, (i) is less than 25 percent of total RTH trading volume in the contract for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004 or (ii) for the period subsequent to April 30, 2004, is less than 25 percent of total RTH trading volume in the contract during three consecutive five day trading periods, as measured on the last full day of each trading week (in each case including the last day of the week); and

(2) in the second near-by quarterly expiration Eurodollar futures contract month, if trading volume on GLOBEX in the second near-by quarterly expiration Eurodollar futures contract during RTH (i) is less than 20 percent of total RTH trading volume in the contract for the five trading days beginning April 26, 2004 and ending on, and including, April 30, 2004 or (ii) for the period subsequent to April 30, 2004, is less than 20 percent of total RTH trading volume in the contract during three consecutive five day trading periods, as measured on the last full day of each trading week (in each case including the last day of the week).

Total RTH trading volume in the applicable contract will be calculated as open outcry pit trading plus GLOBEX, excluding any pack, bundle or spread that includes any contract other than the two near-by contracts (as of April 30, 2004, the June 2004 and September 2004 contracts). In addition, with respect to the calculation of total RTH trading volume in the second near-by quarterly expiration Eurodollar futures contract, we will suspend the calculation for the four weeks immediately following the expiration of the near-by futures contract.

☐  FOR         ☐  AGAINST         ☐  ABSTAIN

Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Note: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1	Signature 2	Date (mm/dd/yyyy)